News release Media Contact: Mary Ann Kabel 937-608-4030 • mary.kabel@aes.com PUCO approves AES Ohio distribution rate case Dayton, OH – December 14, 2022 – Today, the Public Utilities Commission of Ohio (PUCO) issued its order regarding the AES Ohio distribution rate case for long-term reliability investments made across the 24-county service territory. AES Ohio, is a subsidiary of The AES Corporation (NYSE:AES). Under the order, AES Ohio is approved to recover the Company’s investments in its network to ensure reliability for customers. The PUCO authorized an annual revenue increase of $75.6 million and further ordered AES Ohio to delay implementation of the new distribution rates until its pending Electric Security Plan (ESP) is approved. Therefore, there will be no impact to customer rates from this order until the pending ESP is approved, which is expected in mid- 2023. Even with the approved increase, AES Ohio’s transmission and distribution rates will remain the lowest in Ohio among investor-owned utilities. “Investments in our network are essential to serve our customers reliably, and the PUCO order recognizes the Company’s need to recover those investments,” said Kristina Lund, AES Ohio president and CEO. “AES Ohio continues to anticipate that its pending ESP, coupled with these approved rates, will promote a stable utility and ongoing safe, reliable and affordable service for our customers.” AES Ohio’s investments in its distribution infrastructure were designed to ensure reliability, support growth, and rebuild areas of our service territory damaged by the devastating Memorial Day tornadoes in 2019. These improvements along with an enhanced tree trimming program are expected to reduce the frequency and length of customer outages. Commitment to our community AES Ohio and the AES Ohio Foundation continue their longstanding dedication to community investment. The community investments help our most vulnerable customers, invest in workforce development and support economic growth in the region. AES Ohio, along with its partners, support projects and programs that provide long-term improvements and benefits that enrich our communities. Announced in October, the Honda and LG Energy Solution Joint Venture battery cell plant will be located in the AES Ohio service territory. The new infrastructure will maintain reliable service to existing customers and serve the new plant creating an electric vehicle hub in West Central Ohio, which will benefit the nation. _____________

News release Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan,” “seek,” and similar words. Such forward- looking statements include, without limitation, statements with respect to return on and recovery of costs and expenses, the making of regulatory applications and filings, timing of approvals, strategic objectives, management’s expectations, or other anticipated matters in connection with AES Ohio’s Distribution Rate Case Order and its effects, including those on AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: "Management’s Discussion & Analysis" in DPL’s and AES Ohio’s 2021 Annual Report on Form 10-K and 2022 Quarterly Reports on Form 10-Q. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires copies of DPL’s or AES Ohio’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. Copies of such reports also may be obtained by visiting AES Ohio’s website at www.aes- ohio.com. About AES Ohio AES Ohio is the principal subsidiary of DPL Inc. (DPL), a regional energy provider and an AES company. AES Ohio, a regulated electric utility, provides service to over 527,000 customers in West Central Ohio. During its long history, AES Ohio has served its customers with the lowest transmission and distribution rates in Ohio among investor-owned utilities. Connect with AES Ohio on Twitter, Facebook, and LinkedIn. Learn more about how AES Ohio is accelerating the future of energy, visit aes-ohio.com.